UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014

CELSION CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648-2311
(Address of principal executive offices) (Zip Code)

(609) 896-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

As reported in the Current Report on Form 8-K filed on June 20, 2014 (the “Original 8-K”), Celsion Corporation, a Delaware corporation (“Celsion”), completed the acquisition of substantially all of the assets of Egen, Inc., an Alabama corporation (“EGEN”), on June 20, 2014, pursuant to the Asset Purchase Agreement dated as of June 6, 2014, by and between Celsion and EGEN (the “Purchase Agreement”). CLSN Laboratories, Inc., a Delaware corporation and a wholly-owned subsidiary of Celsion (“CLSN Laboratories”), acquired all of EGEN’s right, title and interest in and to substantially all of the assets of EGEN, including cash and cash equivalents, patents, trademarks and other intellectual property rights, clinical data, certain contracts, licenses and permits, equipment, furniture, office equipment, furnishings, supplies and other tangible personal property. In addition, CLSN Laboratories assumed certain specified liabilities of EGEN, including the liabilities arising out of the acquired contracts and other assets relating to periods after the closing date.

The total purchase price for the asset acquisition is up to $44.4 million, including potential future payments of up to $30.4 million contingent upon achievement of certain earnout milestones set forth in the Purchase Agreement (“Earnout Payments”). At the closing, Celsion paid approximately $3.0 million in cash after the expense adjustment and issued 2,712,188 shares of its common stock to EGEN. The shares of Common Stock were issued in a private transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. In addition, 670,070 shares of Common Stock were held back by Celsion at the closing and are issuable to EGEN on or after August 2, 2016 pending certain potential adjustments for expenses or in relation to EGEN’s indemnification obligations under the Purchase Agreement.

The Earnout Payments of up to $30.4 million will become payable, in cash, shares of Common Stock or a combination thereof, at Celsion’s option, as follows:

•	$12.4 million will become payable upon achieving certain specified development milestones relating to an EGEN-001 ovarian cancer study to be conducted by Celsion or its subsidiary;

•

$12.0 million will become payable upon achieving certain specified development milestones relating to an EGEN-001 glioblastoma multiforme brain cancer study to be conducted by Celsion or its subsidiary; and

•	up to $6.0 million will become payable upon achieving certain specified development milestones relating to the TheraSilence® technology acquired from EGEN in the acquisition.

Celsion's obligations to make the Earnout Payments will terminate on the seventh anniversary of the closing date.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to Celsion’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and is incorporated herein by reference.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends Items 9.01 (a) and (b) of the Original 8-K in its entirety to provide the information required by Item 9.01 of Form 8-K. Amendment No. 1 is being filed solely to provide, as Exhibits 99.1 through 99.4 hereto, (i) the financial statements of EGEN as of and for the year ended June 30, 2013 and for the period from March 2, 2002 (date of inception) to June 30, 2013, together with the independent auditors’ report, (ii) the financial statements of EGEN as of and for the year ended June 30, 2012, together with the independent auditors’ report, (iii) the unaudited financial statements of EGEN as of March 31, 2014 and for the three and nine months ended March 31, 2014 and 2013, and (iii)  the unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2014 and for Celsion’s fiscal year ended December 31, 2013. No other modification to the Original 8-K is being made by Amendment No. 1.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Item 9.01(a) of the Original 8-K is hereby amended in its entirety as follows:

The financial statements of EGEN as of and for the year ended June 30, 2013 and for the period from March 2, 2002 (date of inception) to June 30, 2013, together with the independent auditors’ report, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The financial statements of EGEN as of and for the year ended June 30, 2012, together with the independent auditors’ report, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The unaudited condensed financial statements of EGEN as of March 31, 2014 and 2013 and for the three and nine month periods ended March 31, 2014 and 2013 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Item 9.01(b) of the Original 8-K is hereby amended in its entirety as follows:

The unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2014, and for Celsion’s fiscal year ended December 31, 2013 are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit	Description

23.1	Consent of Anglin, Reichmann, Snellgrove & Armstrong P.C.

99.1	Financial statements of Egen, Inc. as of and for the year ended June 30, 2013 and for the period from March 2, 2002 (date of inception) to June 30, 2013, together with the independent auditors’ report

99.2	Financial statements of Egen, Inc. as of and for the year ended June 30, 2012, together with the independent auditors’ report

99.3	Unaudited condensed financial statements of Egen, Inc. as of March 31, 2014 and 2013 and for the three and nine month periods ended March 31, 2014 and 2013

99.4	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Dated: August 25, 2014	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Anglin, Reichmann, Snellgrove & Armstrong P.C.

99.1	Financial statements of Egen, Inc. as of and for the year ended June 30, 2013 and for the period from March 2, 2002 (date of inception) to June 30, 2013, together with the independent auditors’ report

99.2	Financial statements of Egen, Inc. as of and for the year ended June 30, 2012, together with the independent auditors’ report

99.3	Unaudited condensed financial statements of Egen, Inc. as of March 31, 2014 and 2013 and for the three and nine month periods ended March 31, 2014 and 2013

99.4	Unaudited Pro Forma Condensed Combined Financial Statements